RG America Announces Record Fourth Quarter and 2005 Year-End Financial Results

Net Income Increases 191% Over Last Year, Resulting in EPS of $0.08 for 2005

DALLAS, TX -- 04/19/2006 -- RG America, Inc., ("RGA") (OTC BB: RGMI) a Dallas-based insurance restoration company specializing in recovery, remediation, roofing and re-construction of insurance losses, announced financial results for its fourth quarter and year ended December 31, 2005. The Company filed a Form10-KSB/A today to reflect non-material, minor items and disclosures inadvertently excluded in the 10-KSB. However, none of the minor changes reduce or adjust earnings as originally reported.

For the fourth quarter of 2005, RG America achieved revenues from operations of $10,309,872, an increase of over 209% compared to revenues of $3,337,345 in the fourth quarter of 2004. Net income in the 2005 fourth quarter increased approximately 2,027% to $1,894,756.

For the year ended December 31, 2005, RGA achieved revenues from continuing operations of $20,624,443, an increase of over 304% compared to revenues of $5,100,111 in 2004. Net income in fiscal year 2005 increased approximately 191% to $2,068,551, or $0.08 per diluted share, compared to a net loss of $2,283,451 or $0.13 per diluted share in the comparable period in 2004. Operating income increased approximately 218% to $2,728,002, from an operating loss of $2,311,443 during the comparable period in 2004. See the Company's annual report on Form 10-KSB/A for the fiscal year ended December 31, 2005 for additional information.

Bruce A. Hall, CFO for RG America, Inc., stated, "We are proud of RGA's strategic and operational accomplishments over the past year. The Company has worked very hard through its development stages, as we built our fundamental business units and worked through our business plan in 2005. We are now seeing the revenues and profits that follow our successful operations," added Mr. Hall.

"Working with hurricane related insurance restoration has given RGA strong growth numbers in 2005, which we expect to continue in the years ahead," commented J. E. (Ted) Rea, CEO for RG America, Inc. "The recent redesign of RGA's operational structure to include 5 reporting divisions, together with our new RG Operations Center, has helped prepare RGA for the 2006 Hurricane Season that forecasters are predicting to be more devastating than last year's. We believe that the demand for RG America's services are greater than ever before and we continue to dedicate all our resources to meeting this challenge," he continued.

                     RG AMERICA, INC. AND SUBSIDIARIES
                        CONSOLIDATED BALANCE SHEET

ASSETS                                                        December 31,
                                                                  2005
                                                              ------------
Current assets:
Cash and cash equivalents                                     $    683,346
Investment in certificate of deposit                               140,000
Contracts receivable, net of allowance for doubtful
   accounts of $584,323                                          9,429,490
Unbilled revenue                                                 3,800,665
Prepaid expenses - net of accumulated amortization of $46,733      926,282
Other receivables                                                  513,616
Notes receivable                                                   351,000
                                                              ------------
Total current assets                                            15,844,399

Property and equipment, net of
   accumulated depreciation of $154,614                          1,042,515

Other non-current assets                                            58,850
                                                              ------------

Total assets                                                  $ 16,945,764
                                                              ============

                       LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES                                                   December 31,
                                                                  2005
                                                              ------------
Current liabilities:
Accounts payable, trade                                       $  5,123,329
Accrued expenses                                                 2,217,530
Withholding taxes payable                                           91,720
Deferred revenue                                                   820,044
Bank line-of-credit                                                140,000
Notes payable - related party                                       26,518
Notes payable                                                    4,870,648
                                                              ------------
Total current liabilities                                       13,289,789

Long-term debt - related party                                       4,685
                                                              ------------
Total liabilities                                               13,294,474

Commitments and contingencies                                            -

STOCKHOLDERS' EQUITY

Stockholders' equity
Preferred stock, $.001 par value, 35,000,000 shares
authorized, none issued and outstanding                                  -
Common stock, $.001 par value, 300,000,000 shares
authorized, 26,373,861 issued and outstanding                       26,373
Common stock subscribed, 4,212,441 shares                         (271,686)
Additional paid in capital                                       8,044,105
Common stock warrants                                            1,610,329
Accumulated deficit                                             (4,884,000)
                                                              ------------
                                                                 4,525,121

Less: Deferred stock compensation                                 (873,831)
                                                              ------------

Total stockholders' equity                                       3,651,290
                                                              ------------

Total liabilities and stockholders' equity                    $ 16,945,764
                                                              ============

                    RG AMERICA, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF OPERATIONS

                                                       Year Ended
                                                       December 31,
                                                   2005           2004
                                               ------------   ------------
Revenues                                       $ 20,624,443   $  5,100,111

Cost of revenues                                 11,448,710      2,907,886
                                               ------------   ------------

Gross profit                                      9,175,733      2,192,225

Operating expenses:

Selling, general and administrative               1,992,582        755,496

Compensation, payroll taxes and benefits          2,698,112      1,739,652

Stock compensation                                  358,237        515,738

Consulting and contract labor                       503,820        477,991

Professional                                        367,599        283,012
Impairment of subsidiary                                  -        144,661
Impairment of goodwill                                    -        401,033
Recovery of impairment                             (116,669)             -
Impairment of leasehold improvements                123,230              -

Rent                                                411,609        137,506

Depreciation                                        109,211         48,579
                                               ------------   ------------
Total operating expenses                          6,447,731      4,503,668
                                               ------------   ------------

Operating income (loss)                           2,728,002     (2,311,443)

Other income (expense):

Other income (expense), net                        (143,000)        79,814

Interest and financing cost, net                   (516,451)       (51,822)
                                               ------------   ------------
Total other income (expense)                       (659,451)        27,992
                                               ------------   ------------

Net income (loss)                              $  2,068,551   $ (2,283,451)
                                               ============   ============

Earnings (loss) per share - basic              $       0.08   $      (0.13)
                                               ============   ============
Earnings (loss) per share - diluted            $       0.08   $      (0.13)
                                               ------------   ------------

Basic weighted average outstanding shares        26,036,864     17,707,502
Diluted weighted average outstanding shares      27,901,621     17,707,502

                    RG AMERICA, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                       Years Ended
                                                       December 31,
                                                   2005           2004
                                               ------------   ------------
Operating Activities:
Net income (loss)                              $  2,068,551   $ (2,283,451)
Adjustments to reconcile net income (loss) to
 net cash (used in) operating activities:
   Depreciation                                     109,211         48,579

   Leasehold improvement impairment                 123,230              -
   Provision for doubtful accounts                  412,945         84,591
   Amortization of deferred compensation             41,819          9,375
   Non cash interest expense                        227,793              -
   Stock options issued for consulting services     309,351              -
   Stock issued for professional services             4,230        474,738
   Stock issued for employee compensation                 -         21,000
   Stock issued for directors' fees                       -         20,000
   Note issued for employee compensation                  -          5,260
   Impairment of subsidiary long term assets              -        144,661
   Impairment of goodwill                                 -        401,033
   Recovery of impairment                          (116,669)             -
   Stock warrant issued for debt services            34,399              -
   Stock issued for equity services                   4,000              -
   Gain on forgiveness of debt                       (1,000)             -
   Changes in operating assets and liabilities:
      Contracts receivable                       (8,032,657)    (1,211,096)
      Unbilled revenue and deferred revenue,
       net                                       (3,304,659)      (196,353)
      Prepaid expenses                             (124,641)        23,589
      Other receivables                             (55,532)        43,459
      Other non current assets                      (46,350)             -

      Accounts payable - trade                    3,358,505        802,132
      Accrued expenses                              940,766      1,292,968
      Withholding taxes payable                    (177,974)        78,026
                                               ------------   ------------
Net cash used in operating activities            (4,229,692)      (241,489)

Investing Activities:
Investment in certificate of deposit               (279,728)             -

Proceeds from investment in certificate of
 deposit                                            139,728              -
Acquisition purchase price adjustment                     -       (404,860)
Note receivable - related party                           -           (756)
Notes receivable                                   (335,000)        (8,184)
Purchase of other non current asset                       -         (5,000)
Purchases of property and equipment                (999,342)       (61,180)
                                               ------------   ------------
Net cash used in investing activities            (1,474,342)      (479,980)

Financing Activities:
Repayments of notes payable - related party         (23,950)      (192,474)
Repayments of notes payable                         (57,831)       (26,256)
Repayments of bank line of credit                  (334,597)      (234,985)
Proceeds from bank line of credit                   309,582              -
Proceeds from sale of common stock                1,055,150        967,076
Proceeds from issuance of notes payable           4,924,805        211,356
Proceeds from issuance of notes payable -
 related party                                        2,876         90,305
Proceeds from issuance of convertible debenture
 notes                                              400,000              -
Advances from stockholders                                -          9,702
                                               ------------   ------------
Net cash provided by financing activities         6,276,035        824,724

Net (decrease) increase in cash and cash
 equivalents                                        572,001        103,255
Cash and cash equivalents at beginning of
 period                                             111,345          8,090
                                               ------------   ------------
Cash and cash equivalents at end of period     $    683,346   $    111,345
                                               ============   ============

Supplemental Disclosure of Cash Flow
 Information:
Cash paid during the year for interest         $    125,134   $     26,599
                                               ============   ============
Cash paid during the year for income taxes     $          -   $          -
                                               ============   ============

                                                       Year Ended
                                                       December 31,
                                                   2005           2004
                                               ------------   ------------
Supplemental Disclosure of Non-Cash Investing
 and Financing Transactions:
Stock issued for conversion of accounts
 payable                                       $     24,467   $    406,833
Stock issued for conversion of accrued expense      152,750              -
Note payable related party issued for
 conversion of accrued expense                       11,666              -
Note payable issued for purchase of property
 and equipment                                        5,000              -
Stock issued for conversion of notes payable          2,500        590,396
Stock issued for purchase of property and
 equipment                                                -         29,000
Stock issued in exchange for other receivable             -         34,023
Stock issued in exchange for note receivable              -        268,900
Stock issued for acquisition                              -        350,000
Stock issued in exchange for convertible
 debentures                                         400,000              -
Stock issued for other non current asset              7,500              -
Net liabilities assumed in PBS acquisition                -         36,278
Stock issued and held by transfer agent for
 instruction                                              -            500
Warrant issued for equity advisory services         290,700         30,000
Accounts receivable other issued for deferred
 revenue                                            437,500              -

About RG America, Inc.

RG America is a family of companies delivering both insurance restoration services and targeted insurance services/products. Its restoration subsidiaries specialize in remediation, insurance recovery, roofing, re-construction and project management for insurance losses. The company focuses primarily on multi-family, retail and commercial real estate properties that have experienced catastrophic losses caused by hurricane, flood, fire, wind or hail. RG Insurance Services, Inc. ("RGIS") is a full lines insurance agency. It will be the general agency for RGA's proprietary property and casualty insurance product called PropertySMART®, which delivers improved service and cost savings to the multi-family and commercial property industries.

This release shall not constitute an offer to sell or the solicitation of an offer to buy securities to/from any person, nor shall there be any sale of these securities in any jurisdiction in which it is unlawful to make such an offer or solicitation. A number of statements in this press release are forward-looking statements, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Act of 1995. These forward-looking statements involve a number of products and technologies, competitive market conditions, successful integration of acquisitions, the ability to secure additional sources of financing, the ability to reduce operating expenses and other factors described in the Company's filings with the SEC. The actual results that the Company may achieve may differ materially from any forward-looking statements due to such risks and uncertainties.

Contact:
Tim Clemensen
Rubenstein Investor Relations
212-843-9337
tclemensen@rubensteinir.com

Kevin L. Dahlberg
RG America, Inc.
972 919-4774 ext. 224
kdahlberg@rgamerica.com